Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Mary Beth Syal, Chief Operating Officer of The Payden & Rygel Investment Group (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:January 27, 2025	/s/ Mary Beth Syal
Mary Beth Syal, Chief Operating Officer
(principal executive officer)

I, Brian W. Matthews, Chief Financial Officer of The Payden & Rygel Investment Group (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 27, 2025	/s/ Brian W. Matthews
Brian W. Matthews, Chief Financial Officer
(principal financial officer)